UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ATOSSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Atossa Therapeutics, Inc.

1448 NW Market Street, Suite 500

Seattle, Washington 98107

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday May 7, 2026 at 9:00 A.M. Pacific Time

Virtual Meeting to be Held Live via the Internet at: the unique link that will be emailed to you after you register in advance at https://web.viewproxy.com/AtossaTherapeutics/2026

You must register by 11:59 P.M. Eastern Time on May 5, 2026 in order to attend the Annual Meeting

Technical Support Contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Atossa Therapeutics, Inc., a Delaware corporation (the “Company”), which will be held virtually on Thursday, May 7, 2026, at 9:00 A.M. Pacific Time. The Annual Meeting will be held in a virtual only meeting format via live audio webcast. You will need to register in advance to attend the Annual Meeting virtually. For more information, see “General Information—About the Meeting – What do I need to do to virtually attend the Annual Meeting via live audio webcast?” Only stockholders of record who held the Company's common stock at the close of business on the record date, March 19, 2026 (the “Record Date”), may attend virtually, and vote online at the Annual Meeting, including at any adjournment or postponement thereof.

At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of the three Class II director nominees named in the Proxy Statement (“Proposal 1”); (2) the ratification of the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”); (3) the approval of an amendment of the Company’s Certificate of Incorporation to effect, within 12 months following the date of stockholder approval and solely if the Board determines that it is necessary and advisable to maintain* compliance with the minimum bid price requirements of Nasdaq, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 2:1 to 20:1, with the exact ratio to be set within that range but the Board (“Proposal 3”); (4) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 4”); (5) the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 5”); and (6) the transaction of any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

No other items of business are expected to be considered at the Annual Meeting and, pursuant to the Company’s Bylaws, no other director nominees will be entertained. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote “FOR” each director nominee and “FOR” each of the other proposals. After reading the Proxy Statement and our other proxy materials, please vote online, by telephone or by returning your proxy card or your voting instruction form. YOUR SHARES WILL NOT BE VOTED UNLESS YOU VOTE IN ONE OF THE WAYS DESCRIBED OR IF YOU ATTEND AND VOTE AT THE VIRTUAL ANNUAL MEETING.

Instructions for accessing the virtual Annual Meeting are provided in the Proxy Statement. To attend the virtual Annual Meeting, stockholders must register by 11:59 P.M. Eastern Time on May 5, 2026. In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 10:00 A.M. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://investors.atossatherapeutics.com.

* The Company is currently in compliance with the minimum bid price requirements of Nasdaq and is submitting this Proposal 3 for stockholder vote as a precautionary measure to provide additional flexibility to address any potential future deficiency with respect to the Nasdaq minimum bid price requirements.

A copy of the Company’s 2025 Annual Report has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the virtual Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Steven C. Quay, M.D., Ph.D.

Chairman of the Board, President and Chief Executive Officer

March _, 2026

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY OR YOUR VOTING INSTRUCTION FORM AND RETURN IT AT YOUR EARLIEST CONVENIENCE, OR PLEASE VOTE IN ONE OF THE OTHER WAYS DESCRIBED IN THE PROXY STATEMENT. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE FINAL VOTE AT THE ANNUAL MEETING. YOUR LAST SUBMITTED VOTE IS THE ONE THAT WILL BE COUNTED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE VIRTUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM YOUR BROKER, BANK OR OTHER NOMINEE (PREFERABLY AT LEAST FIVE DAYS BEFORE THE ANNUAL MEETING).

LEGAL MATTERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON MAY 7, 2026: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT ARE AVAILABLE AT HTTPS://WEB.VIEWPROXY.COM/ATOSSATHERAPEUTICS/2026. WE ENCOURAGE YOU TO REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the reverse stock split, the Company’s Board of Directors, corporate governance practices, executive compensation program and equity compensation utilization. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.

Use of Trademarks. Atossa Therapeutics is the trademark of Atossa Therapeutics, Inc. Other names and brands may be claimed as the property of others.

Reverse Stock Split. Effective February 2, 2026, the Company effected a reverse stock split of all outstanding shares of the Company’s common stock at a ratio of 15:1. Unless otherwise specified, all share amounts and related figures (as applicable) reported in this Proxy Statement are presented on a post-split basis.

1448 NW Market Street, Suite 500

Seattle, Washington 98107

PROXY STATEMENT FOR
2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2026 AT 9:00 A.M. PACIFIC TIME

VIRTUAL MEETING

TO BE HELD LIVE VIA THE INTERNET AT: the unique link that will be emailed to you after you register in advance at https://web.viewproxy.com/AtossaTherapeutics/2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atossa Therapeutics, Inc. (“Atossa” or the “Company”) for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This year’s Annual Meeting will be held in a virtual only meeting format via live audio webcast. You will need to register in advance to attend the Annual Meeting virtually. For more information, see “General Information— About the Meeting - What do I need to do to virtually attend the Annual Meeting via live audio webcast?” This Proxy Statement and the accompanying form of proxy will be mailed to our stockholders on or about March __, 2026.

For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly executed and tendered will, unless otherwise directed by the stockholder (in which case, such proxies will be voted as directed), be voted “FOR” each of the director nominees, “FOR” each of the other proposals described in this Proxy Statement and at the discretion of the proxy holder(s) with respect to all other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company will pay all costs of soliciting proxies. We will provide copies of this Proxy Statement, Notice of Annual Meeting and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and may reimburse these parties for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services. We have retained Alliance Advisors, a proxy solicitation firm, at an estimated cost of approximately $20,000.

Only holders of record of our common stock, par value $0.18 per share (the “common stock”), at the close of business on March 19, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were a total of 8,611,361 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of common stock do not have the right to cumulative voting in the election of directors. The presence, virtually or by proxy, of the holders of one-third of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If there is no quorum, the meeting chair or the holders of a majority of shares of common stock present at the Annual Meeting, either in person or by proxy, may adjourn the meeting to another time or date.

Persons who hold shares of common stock directly on the Record Date and not through a broker, bank or other financial institution (e.g., your shares of common stock are registered directly in your name with our transfer agent) (“record holders”) may vote by the following methods:

•
Vote by proxy - You may complete, sign and return a proxy card;
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Proxy Vote by Internet - Go to www.FCRvote.com/ATOS to complete an electronic proxy card. Have your proxy card available when you access the website. Your vote must be received by 11:59 P.M. Eastern Time on May 6, 2026 to be counted;
•
Proxy Vote by Phone - You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2026 by calling the toll-free number 1-866-402-3905. Have your proxy card in hand when you call and then follow the instructions; or

•
Vote at the Annual Meeting - If you registered in advance to attend the Annual Meeting, you may attend the Annual Meeting and vote online during the meeting.

Persons who hold shares of common stock indirectly on the Record Date through a brokerage firm, bank, or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf (or obtain a “legal proxy” to register to attend the Annual Meeting and vote during the Annual Meeting as described under “General Information—About the Meeting—What do I need to do to virtually attend the Annual Meeting via live audio webcast?”). Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders will only be able to vote shares on behalf of the beneficial holders with respect to proposals considered to be “routine” and are not entitled to vote shares on behalf of beneficial holders with respect to “non-routine” proposals (referred to as a “broker non-vote”). Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokerage firms, banks or other financial institutions are choosing not to exercise discretionary voting authority. As a result, beneficial holders are urged to direct their brokerage firm, bank or other financial institution how to vote their shares on all proposals to ensure that their votes are counted.

Abstentions and broker non-votes, if any, will be counted for the purpose of determining the presence or absence of a quorum. The required vote for each of the proposals expected to be acted upon at the Annual Meeting is described below:

Proposal No. 1 — Election of Class II directors. Directors are elected by a plurality of the votes cast, with the nominees obtaining the most votes cast being elected. Votes that are withheld and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of the proposal.

Proposal No. 2 — Ratification of the selection of the independent registered public accounting firm. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

Proposal No. 3 — Approval of an amendment of the Company’s Certificate of Incorporation to effect, within 12 months following the date of stockholder approval and solely if the Board determines that it is necessary and advisable to maintain* compliance with the minimum bid price requirements of Nasdaq, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 2:1 to 20:1, with the exact ratio to be set within that range by the Board (the “Reverse Stock Split Proposal”). This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

Proposal No. 4 — Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. This non-binding, advisory proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

Proposal No. 5 — Approval of an adjournment of the Annual Meeting. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

We encourage you to vote by returning your proxy or voting instruction form or if you are a record holder by voting on-line or via phone prior to the meeting. Voting in advance of the meeting helps ensure that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses to solicit proxies for the Annual Meeting. Any record holder of our common stock may revoke their proxy at any time prior to the closing of the polls at the Annual Meeting by:

•
Executing and submitting a later-dated proxy;
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Submitting new proxy instructions via phone or the Internet;
•
Delivering a written revocation to the Corporate Secretary at the address set forth above; or
•
Voting online during the virtual Annual Meeting. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

*The Company is currently in compliance with the minimum bid price requirements of Nasdaq and is submitting this Proposal 3 for stockholder vote as a precautionary measure to provide additional flexibility to address any potential future deficiency with respect to the Nasdaq minimum bid price requirements.

Your last submitted vote is the one that will be counted.

Beneficial holders of our common stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting virtually and vote during the virtual meeting should contact their brokerage firm, bank or other financial institution holding shares of common stock on their behalf in order to obtain a “legal proxy” (preferably at least five days before the Annual Meeting), which will allow them to register to attend the Annual Meeting and to vote during the virtual meeting. Without a legal proxy, beneficial holders cannot vote at the virtual Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

FOR TECHNICAL SUPPORT PRIOR TO OR DURING THE ANNUAL MEETING, PLEASE CONTACT:

VirtualMeeting@viewproxy.com or call 1-866-612-8937

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Certificate of Incorporation of the Company provides that the Board is to be divided into three classes nearly equal in number as reasonably possible, with directors in each class serving three-year terms. The total Board size is currently fixed at seven directors. Currently, the Class II directors (whose terms expire at this Annual Meeting) are Stephen J. Galli, M.D., Richard I. Steinhart and Tessa Cigler, M.D., M.P.H. If elected at the Annual Meeting, the Class II directors will hold office until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation, death or removal. The Class III Directors (whose terms expire at the 2027 Annual Meeting of Stockholders) are Shu-Chih Chen, Ph.D. and H. Lawrence Remmel, Esq. The Class I directors (whose terms expire at the 2028 Annual Meeting of Stockholders) are Steven C. Quay, M.D., Ph.D. and Jonathan F. Finn, C.F.A.

As described below, the Board has nominated Dr. Galli, Mr. Steinhart, and Dr. Cigler for election as Class II directors at the Annual Meeting. Dr. Galli and Mr. Steinhart were most recently elected by stockholders at the 2023 Annual Meeting of Stockholders. Dr. Cigler was appointed to the Board in March 2024 upon the recommendation of a member of the Nominating Committee. All the nominees have indicated their willingness and ability to serve if elected. Should any of the nominees become unavailable for election at the Annual Meeting, unable to serve or, for good cause, unwilling to serve, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board, or the Board may decrease the size of the Board.

Nomination of Directors

The Nominating and Governance Committee reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. Specifically, the Nominating and Governance Committee considers each potential nominee’s personal and professional ethics, integrity and values, business acumen, interest in the Company, commitment to representing the long-term interests of the stockholders, leadership experience, financial expertise and industry knowledge. The Nominating and Governance Committee also seeks to have a Board that encompasses a range of talents, ages, skills, perspective, backgrounds, and expertise sufficient to provide sound and prudent oversight with respect to the operations and interests of the business.

After reviewing the qualifications of potential Board candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating and Governance Committee, the Board nominated for election Dr. Galli, Mr. Steinhart, and Dr. Cigler as the Company’s Class II directors. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

It is the Nominating and Governance Committee’s policy to consider written recommendations from stockholders for director candidates. The Nominating and Governance Committee considers stockholder nominees in the same manner and using the same criteria as nominees recommended by other sources. Any such recommendations should be submitted to the committee as described under “Stockholder Communications” and should include the same information required under our Bylaws for nominating a director, as described under “Stockholder Proposals.”

The Board and the Nominating and Corporate Governance Committee generally consider a potential director candidate’s ability to contribute to the diversity of occupations, perspectives and backgrounds on the Board. As part of the search process for new directors, the Nominating and Corporate Governance Committee seeks to include, and instructs any search firm it engages to seek to include, qualified candidates with diverse backgrounds in the pool from which the Committee selects the nominees with the skills, experience and qualifications that it believes best support the Company in the context of the Board as a whole. The Nominating and Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board. For example, our current Board of seven directors includes two directors who self-identify as female (28%) and 2 directors who self-identify as racially/ethnically diverse (28%).

Nominees and Incumbent Directors

The Nominating and Governance Committee has recommended, and the Board has nominated, Dr. Galli, Mr. Steinhart, and Dr. Cigler to be elected as Class II directors at the Annual Meeting. The following table sets forth the following information for these nominees and the Company’s continuing directors: the year each was first elected or appointed as a director of the Company; their respective ages as of the date of this Proxy Statement; the positions currently held with the Company; the year their current terms will expire; and their current class.

There are no family relationships among any of our directors or executive officers, except for Dr. Chen, who is married to Dr. Quay.

Nominee/Director Name and Year First Became a Director	Age	Position(s) with the Company	Year Current Term Expires	Current Director Class
Nominees for Class II Directors:
Stephen J. Galli, M.D. (2011)	79	Director	2026	II
Richard I. Steinhart (2014)	68	Director	2026	II
Tessa Cigler, M.D., M.P.H. (2024)	52	Director	2026	II
Continuing Directors
Shu-Chih Chen, Ph.D. (2009)	64	Director	2027	III
H. Lawrence Remmel, Esq. (2012)	74	Lead Independent Director	2027	III
Steven C. Quay, M.D., Ph.D. (2009)	75	Chairman of the Board, President, and Chief Executive Officer	2028	I
Jonathan F. Finn, C.F.A. (2023)	52	Director	2028	I

Class II Director Nominees

Stephen J. Galli, M.D. Dr. Galli has served as a director of the Company since July 2011. Dr. Galli has been a Professor of Pathology and of Microbiology & Immunology and the Mary Hewitt Loveless, M.D., Professor, at Stanford University School of Medicine, Stanford, California since February 1999. He served as Chair of the Department of Pathology at Stanford University School of Medicine from 1999 to 2016. Before joining Stanford, he was on the faculty of Harvard Medical School. He holds 17 U.S. patents, has over 505 publications, and in 2025 was ranked by ScholarGPS (ID:71074738968163) as a Highly Ranked Scholar – Lifetime, in Medicine. He is the past president of the American Society for Investigative Pathology, the past president of the Collegium Internationale Allergologicum, and the past president of the Pluto Club (Association of University Pathologists). In addition to receiving several awards for his research, and being elected to the National Academy of Medicine (USA), the Accademia Nazionale de Lincei (Rome, Italy), and the American Clinical and Climatological Association, he was recognized with the 2010 Stanford University President’s Award for Excellence through Diversity for his recruitment and support of women and underrepresented minorities at Stanford University. He received his B.A. degree in biology, magna cum laude, from Harvard College in 1968 and his M.D. degree from Harvard Medical School in 1973 and completed a residency in anatomic pathology at the Massachusetts General Hospital in 1977. Dr. Galli has been selected to serve on the Company’s Board of Directors because of his qualifications as a professor and physician, and his specialized expertise as a pathologist.

Richard I. Steinhart. Mr. Steinhart has served as a director of the Company since March 2014. Mr. Steinhart is currently the Senior Vice President and Chief Financial Officer of BioXcel Therapeutics, Inc., a clinical-stage biopharmaceutical company, which he joined in October 2017. From October 2015 to June 2017, he was Vice President and Chief Financial Officer of Remedy Pharmaceuticals, Inc., a privately held pharmaceuticals company. From January 2014 until he joined Remedy Pharmaceuticals, Mr. Steinhart acted as an independent financial consultant to various companies in the biotechnology and medical device industries. From April 2006 to December 2013, Mr. Steinhart was an executive at MELA Sciences, Inc., serving as its Senior Vice President, Chief Financial Officer, Treasurer and Secretary. From 1992 to 2006, Mr. Steinhart was Managing Director at Forest St. Capital/SAE Ventures. Earlier, he served as Vice President and Chief Financial Officer at Emisphere Technologies from 1991 to 1992 and as General Partner and Chief Financial Officer of CW Group Inc. Mr. Steinhart is a member of the Board of Directors of Actinium Pharmaceuticals where he is Chairman of the Audit Committee. From 2004 to 2012, Mr. Steinhart was a member of the Board of Directors of Manhattan Pharmaceuticals and was Chairman of the Audit Committee. Mr. Steinhart received his B.B.A. and M.B.A. degrees from Pace University. Mr. Steinhart has been selected to serve on the Company’s Board of Directors because of his qualifications as a business executive and audit committee financial expert, and his prior experience as a Chief Financial Officer, director and committee member of public companies.

Tessa Cigler, M.D., M.P.H. Dr. Cigler joined the Company as a director in March 2024. Dr. Cigler is a medical oncologist whose work is dedicated to the treatment and prevention of breast cancer. Dr. Cigler joined the Cornell faculty in August 2007 as a medical oncologist and clinical investigator at the Weill Cornell Breast Center. As a member of the Weill Cornell Breast Center research team, she heads several clinical trials. Dr. Cigler received her undergraduate degree from Harvard College, and her M.D. from Duke University School of Medicine. She also holds a Master’s in Public Health from the Harvard School of Public Health. She completed her residency in Internal Medicine at New York Presbyterian Hospital Weill Cornell Medical Center, followed by a fellowship in Medical Oncology and Hematology at the Dana-Farber Harvard

Cancer Center. Dr. Cigler has been selected to serve on the Company’s Board of Directors because of her qualifications as a medical oncologist and clinical investigator.

Class III Directors Continuing in Office Until 2027

Shu-Chih Chen, Ph.D. Dr. Chen has served as a director since April 2009. She was a founder of the Company and has served as Chief Scientific Officer of the Company since it was incorporated in April 2009 through August 2014. Prior to joining the Company, she was an Associate Professor at National Yang Ming University, Taipei, Taiwan, and served as the principal investigator of an NIH RO1 grant, studying tumor suppression by gap junction protein connexin 43, at the Department of Molecular Medicine at Northwest Hospital, Seattle, WA. She has two issued U.S. patents and 20 pending U.S. patent applications related to cancer therapeutics. Dr. Chen received her Ph.D. degree in microbiology and public health from Michigan State University in 1992 and has published extensively on molecular oncology. She received her B.S. degree in medical technology from National Yang Ming University, Taipei, Taiwan in 1984. Dr. Chen has been selected to serve on the Company’s Board of Directors because of her role as a founder of the Company and her qualifications in medical technology and as a professor and researcher in the field of cancer therapeutics.

H. Lawrence Remmel, Esq. Mr. Remmel has served as a director of the Company since February 2012, and as our Lead Independent Director since 2024. He is currently a partner of the law firm Pryor Cashman LLP, located in New York City, where he chairs the Banking and Finance practice group. Mr. Remmel joined Pryor Cashman in 1988. His practice includes corporate and banking financings, issues relating to the Investment Company Act of 1940, and intellectual property and licensing issues, in particular in the biotechnology and biocosmeceutical areas. Mr. Remmel previously served on the Board of Advisors of CytoDel, LLC, an early-stage bio-pharmaceutical company developing products for bio-defense, neuronal drug delivery, and musculoskeletal and aesthetic medicine. In February 2018, he became a director of CytoDel, Inc., the successor to CytoDel LLC. In March 2019, he became a director of Aufbau Holdings Limited, an Irish limited company, developing therapeutics in ophthalmology and other areas. He was an associate of the law firm Reboul, MacMurray, Hewitt, Maynard & Kristol from 1984 to 1988, and began his legal career at Carter, Ledyard & Milburn, where he was an associate from 1979 to 1984. He was admitted to the New York bar in 1980 and is a member of the New York State Bar Association. He received his J.D. from the Washington & Lee University School of Law in 1979 and his B.A. from Princeton University in 1975. He currently is a doctoral candidate in the Graduate School of Life Sciences of the University of Utrecht, in the Department of Clinical and Translational Oncology, with a thesis project in novel diagnostics and therapies for early-stage breast cancer. Mr. Remmel has been selected to serve on the Company’s Board of Directors because of his substantial experience as a corporate attorney advising biotechnology companies and his familiarity with the fiduciary duties and the regulatory requirements affecting publicly traded companies.

Class I Directors Continuing in Office Until 2028

Steven C. Quay, M.D., Ph.D. Dr. Quay has served as Chairman of the Board, President and Chief Executive Officer since the Company was incorporated in April 2009. Dr. Quay is certified in Anatomic Pathology with the American Board of Pathology, has completed both an internship and residency in anatomic pathology at Massachusetts General Hospital, a Harvard Medical School teaching hospital, and is a former faculty member of the Department of Pathology, Stanford University School of Medicine. Dr. Quay is a named inventor on 91 U.S. patents, 907 published US and international patent applications, and is a named inventor on patents covering seven pharmaceutical products that have been approved by the U.S. Food and Drug Administration. Dr. Quay received an M.D. in 1977 and a Ph.D. in 1975 from the University of Michigan. He received his B.A. degree in biology, chemistry and mathematics from Western Michigan University in 1971. He is a director and the Chair of the Governance Committee, of the Taipei-American School in Taipei, Taiwan. He was selected to serve on the Company’s Board of Directors because of his role as a founder of the Company, as well as his qualifications as a physician and the principal researcher overseeing the research, preclinical, clinical and regulatory development of the Company’s pharmaceutical programs.

Jonathan F. Finn, C.F.A. Mr. Finn has served as a director of the Company since November 2023. Mr. Finn has worked at Vantage Consulting Group, an investment advisory firm, since 1995 and served as Executive Vice President and Chief Investment Officer at Vantage since 2005. In this role, he directs investment strategy, asset allocation, manager selection and portfolio construction. Mr. Finn is also a Founding Partner of Scientia Ventures, a manager of venture capital funds that invest in companies targeting computational biology and chemistry, the digitization of medicine, digital therapies, and traditional drug development businesses at the cutting edge of the life sciences industry, and has served in this role since 2006. Earlier in his career, Mr. Finn was a portfolio manager for the Lindner family of mutual funds, serving as co-manager for the Small Cap and Asset Allocation funds from 2000 to 2001. He currently serves as director of Verigraft AB, a regenerative medicine venture, Rose Pharma LLC, a development stage specialty pain company, and Solör Bioenergy Holdings AB, a bioenergy business. Mr. Finn has a B.A. in Economics from the University of Virginia and holds the

Chartered Financial Analyst designation. Mr. Finn has been selected to serve on the Company’s Board of Directors because of his qualifications as a business executive and his familiarity with investment strategy in the biotechnology sector.

Vote Required

Directors are elected by a plurality of the votes cast. The three director nominees who receive the highest number of affirmative votes cast will be elected as Class II directors. Votes that are withheld and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of the matter.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made but the card is signed, “FOR” the election of each of the director nominees named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval but is doing so as a matter of good corporate practice. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of EY. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

Pre-Approval Policies and Procedures

The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company’s independent registered public accounting firm, as well as the fees charged for such services, in order to confirm that these services do not impair the auditor’s independence. This generally involves the pre-approval of the performance of specific services subject to a cost limit for all such services. This general pre-approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the committee for each engagement of our auditor to perform other audit-related or other non-audit services. The committee does not delegate its responsibility to approve services performed by our auditor to any member of management. The committee has delegated authority to the committee chair to pre-approve certain audit or non-audit services to be provided to us by our auditor. Any approval of services by the committee chair pursuant to this delegated authority is reported to the committee at its next regularly scheduled meeting.

EY has served as our independent auditor since May 2023. Representatives of EY are expected to be present virtually or by telephone at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate stockholder questions.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the audit fees billed and expected to be billed to the Company by EY for the fiscal years ended December 31, 2025 and 2024, and the fees billed to the Company by EY for all other services rendered during the fiscal years ended December 31, 2025 and 2024. All services associated with such fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described above. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. The Audit Committee has determined that the services described below were compatible with maintaining the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Board Committees” and “Report of the Audit Committee.”

	2025	2024
Audit Fees:
Consists of fees billed for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for that fiscal year, including consents and expenses.	$691,854	$779,600
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees:
Consists of fees billed for the EY Atlas Subscription Fee	5,200	5,000
Total Fees	$697,054	$784,600

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF A REVERSE STOCK SPLIT IF THE BOARD DETERMINES TO BE NECESSARY OR APPROPRIATE

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), which the Board has approved and declared advisable, to effect a reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of our common stock, at a ratio ranging from 2:1 to 20:1, inclusive, if determined necessary or appropriate by the Board (“Proposal 3”). Approval of this Proposal 3 gives the Board discretion, without further action by our stockholders, to determine whether to implement a Reverse Stock Split at any time within one year after the date of stockholder approval, with the specific Reverse Stock Split ratio and timing to be determined at the discretion of our Board (within the range specified above). Even if stockholders approve this Proposal 3, our Board may determine in its discretion to not effectuate any Reverse Stock Split.

The Board does not currently anticipate effectuating a Reverse Stock Split. The purpose of Proposal 3 is to give the Board the flexibility to do so in the event it is necessary or appropriate to maintain the Company’s listing on the Nasdaq Stock Market (“Nasdaq”), and without the delay and expense of having to call a special stockholder meeting, as the Company’s common stock potentially could face an immediate delisting without the benefit of a six-month grace period if the Company falls out of compliance with certain Nasdaq listing rules, as discussed below.

Background

The primary purpose of any Reverse Stock Split would be to raise the per share trading price of our common stock by reducing the number of outstanding shares in order to maintain our listing on Nasdaq. The continued listing requirements of Nasdaq provide, among other things, that our common stock must maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). While we are currently in compliance with the Bid Price Rule, we have in the past, and may in the future, fail to maintain the minimum closing bid price required under the Bid Price Rule. As of the Record Date, the closing price of the Company’s common stock was $5.13 per share.

Because the Company completed a reverse stock split on February 2, 2026, if the Company is determined to be non-compliant with the Bid Price Rule during the following twelve months, the Company likely would not have the benefit of a six-month grace period to regain compliance, and the Company’s common stock would likely face immediate suspension and delisting, unless appealed, in accordance with Nasdaq Listing Rule 5810(c)(3)(A)(iv).

Reasons for a Reverse Stock Split (if the Board determines to be necessary or appropriate)

To maintain compliance with Nasdaq rules and maintain our stock listing. As discussed above, the primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on Nasdaq. The Board believes that delisting from Nasdaq would adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, would significantly affect the ability of investors to trade in the Company’s securities and would negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

To potentially improve the marketability and liquidity of our common stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our common stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized common stock. A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plans); expanding our business through the acquisition of other businesses and for other purposes. However, we currently do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that approval of this proposal is in the best interests of the Company and our stockholders.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

Proposal 3 gives the Board discretion to select a Reverse Stock Split ratio from within a range between and including 2:1 and 20:1 based on the Board’s then-current assessment of the best interests of the Company and stockholders. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

•
the historical trading price and trading volume of our common stock;
•
the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;
•
the continued listing requirements for our common stock on Nasdaq or other applicable exchanges;
•
the number of shares of common stock outstanding;
•
administrative costs to the Company; and
•
prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that any Reverse Stock Split will sufficiently increase our stock price to maintain compliance with Nasdaq’s Bid Price Rule or be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry and market or economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet any of Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively affected by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the Effective Date (as defined below):

•
each 2 to 20 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;
•
no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);
•
proportionate adjustments will be made to the number of shares issuable upon the exercise of all then-outstanding stock options, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise of such stock options and a proportional increase in the exercise price of all such stock options;
•
the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately; and
•
the number of shares of common stock then reserved for issuance pursuant to the Company’s Series B Convertible Preferred Stock will be reduced proportionately and the conversion price will be increased proportionately.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of March 1, 2026 and without giving effect to the treatment of fractional shares:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	350,000,000	8,611,361	2,255,684	339,132,955
Post-Reverse Stock Split 2:1	350,000,000	4,305,681	1,127,842	344,566,478
Post-Reverse Stock Split 10:1	350,000,000	861,136	225,568	348,913,296
Post-Reverse Stock Split 20:1	350,000,000	430,568	112,784	349,456,648

A Reverse Stock Split would affect all stockholders uniformly. As of the Effective Date, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “ATOS,” but would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number after the Effective Date.

Cash Payment In Lieu of Fractional Shares

The Company will not issue any fractional shares of common stock as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of our common stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the Reverse Stock Split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of March 1, 2026, there were 33 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial holders of common stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders (who hold their shares in their names). Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered holders of common stock. Registered stockholders who hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date. Registered stockholders who hold their shares in certificated form should contact the Company’s transfer agent, VStock Transfer, LLC, via telephone at: (212) 828-8436 or by email at: action@vstocktransfer.com to receive instructions on how to receive an updated certificate.

U.S. Federal Income Tax Considerations

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of our common stock of the Reverse Stock Split. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date of this filing. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Reverse Stock Split.

This discussion is limited to a U.S. Holder that holds our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

•
U.S. expatriates and former citizens or long-term residents of the United States;
•
U.S. Holders whose functional currency is not the U.S. dollar;
•
persons holding our common stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

•
banks, insurance companies and other financial institutions;
•
real estate investment trusts or regulated investment companies;
•
brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in our common stock;
•
partnerships or other entities or arrangements classified as partnerships, disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);
•
tax-exempt organizations or governmental organizations;
•
persons deemed to sell our common stock under the constructive sale provisions of the Code;
•
persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•
tax-qualified retirement plans; and
•
persons that own, or have owned, actually or constructively, more than 5% of our common stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, a partnership holding our common stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Reverse Stock Split.

For purpose of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•
an individual who is a citizen or resident of the United States;
•
a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each U.S. Holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Reverse Stock Split arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, assuming the Reverse Stock Split qualifies as a recapitalization, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received in a recapitalization pursuant to the Reverse Stock Split.

Each U.S. Holder of shares of our common stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year on the Effective Date. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a U.S. Holder’s individual facts and circumstances, it is possible that the receipt of cash in lieu of a fractional share by such U.S. Holder may instead be treated as a distribution under Section 301 of the Code. Each U.S. Holder is urged to consult its tax advisor regarding that possibility and the considerations of the receipt of cash in lieu of a fractional share being treated as a distribution under Section 301 of the Code.

Tax Reporting Regarding the Reverse Stock Split

Assuming the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a) of the Code, each U.S. Holder who receives shares of our common stock in the Reverse Stock Split is required to retain permanent records pertaining to the Reverse Stock Split and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least 5% of our outstanding common stock or who owned our securities with a basis of $1,000,000 or more as of immediately prior to the Effective Date are required to attach a statement to such U.S. Holder’s tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the U.S. Holder’s common stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor regarding its compliance with these rules.

Information Reporting and Backup Withholding

Payments of cash in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each stockholder that does not otherwise establish an exemption should furnish its taxpayer identification number to the applicable withholding agent and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided the required information is timely furnished to the IRS. Each stockholder is urged to consult its tax advisor regarding such stockholder’s qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.18 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

Effectiveness of Amendment

If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Date”). We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Effective Date. The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, at any time within the one year period following stockholder approval at the Annual Meeting. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix A.

No Dissenter’s or Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to Proposal 3, or the corresponding amendment to our Certificate of Incorporation.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 3 that is not shared by all other stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF EXECUTIVE COMPENSATION

Background

In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of our named executive officers (the “say-on-pay” vote).

The say-on-pay vote is a non-binding, advisory vote on the compensation of the Company’s “named executive officers,” as described in this Proxy Statement under the caption “Executive Compensation,” including in the tabular disclosure regarding such compensation and in the accompanying narrative disclosure. The say-on-pay vote is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly skilled team of executives and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes in a pay-for-performance culture, meaning that executive compensation should be directly linked both to improvements in corporate performance and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 4 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We are required to hold a say-on-pay vote at least once every three years, and our Board’s current policy is to hold a say-on-pay vote on an annual basis. Unless the Board modifies its policy on the frequency of holding say-on-pay advisory votes, after the Annual Meeting, the next say-on-pay vote is expected to occur at our 2027 Annual Meeting of Stockholders.

Vote Required

The non-binding, advisory approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE “FOR” PROPOSAL NO.4

PROPOSAL NO. 5

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

We may ask stockholders to vote on a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Annual Meeting to use the additional time to solicit additional proxies in favor of the other proposals.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Principles of Corporate Governance as a framework for the governance of the Company, which is posted on our website located at https://atossatherapeutics.com/investors/ under “Governance.”

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine, in accordance with the Nasdaq listing rules, that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under guidelines established by Nasdaq and in light of each director’s background, employment and affiliations with the Company and members of management, as well as significant holdings of Company securities considering all known relevant facts and circumstances. Based on this review, the Board has made an affirmative determination that all current directors, other than Drs. Quay and Chen, are “independent directors” as defined under the Nasdaq listing rules. The Board determined that Dr. Quay is not independent because of his service as the Company’s President and Chief Executive Officer and that Dr. Chen is not independent because of her marriage to Dr. Quay. The independent board members meet regularly in executive sessions without the non-independent members and without management present.

Our Board also determined that each of the directors currently serving on the Audit Committee and the Compensation Committee satisfy the heightened independence standards for audit committees and compensation committees, as applicable, as established by SEC requirements and the Nasdaq listing rules.

Corporate Code of Business Conduct and Ethics

We believe that our Board and committees, led by a group of strong and independent directors, provide the necessary leadership, wisdom and experience that the Company needs in making sound business decisions. We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct helps clarify the operating standards and ethics that we expect of all of our officers, directors and employees. Our Code of Conduct is posted on our website located at https://atossatherapeutics.com/investors/ under “Governance.” We intend to disclose future amendments to certain provisions of the Code of Conduct, and waivers of the Code of Conduct granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

Stockholder Communications

Generally, stockholders and other interested parties who have questions or concerns regarding the Company should contact our Corporate Secretary at IR@atossainc.com. However, any party who wishes to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Corporate Secretary, Atossa Therapeutics, Inc., 1448 NW Market Street, Suite 500, Seattle, WA 98107. Upon receipt of any such communications, the correspondence will be reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the individual director, and if so determined by our Corporate Secretary, will be directed to the appropriate person, including individual directors. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

BOARD OF DIRECTORS AND COMMITTEES

Director Attendance

During fiscal 2025, our Board met eight times and each director attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she was a member (during the period in which he or she was on the Board or committee). Directors attended, on average, 96% of the meetings.

The Company encourages all directors to attend Annual Meetings of Stockholders, absent unusual circumstances. All members of the Board were present virtually or by telephone at the 2025 Annual Meeting of Stockholders.

Board Leadership Structure

We do not have a policy regarding whether the roles of Chairman of the Board and the Chief Executive Officer should be separate or combined, and our Board believes that the Company should maintain its flexibility to determine the appropriate leadership structure, from time to time, based on criteria that are in the Company’s best interests and the best interests of the Company’s stockholders. As such, the Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for the Company, and may modify this structure from time to time as and when appropriate to best address the Company’s unique circumstances and advance the best interests of all stockholders. At any time when the Chairman is not independent, the independent directors of the Board will designate an independent director to serve as lead independent director for a period of at least one year.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, and the independent directors have appointed Mr. Remmel to serve as our Lead Independent Director. The Board believes this leadership model, together with five of the other six Board members being independent, all key committees of the Board being comprised solely of, and chaired by, independent directors, and the Company’s established Principles of Corporate Governance, provides an effective leadership structure for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and aligns corporate strategy with the Company’s day-to-day operations, while our Lead Independent Director provides independent Board oversight of management. Dr. Quay has served as Chairman, President, and Chief Executive Officer since the Company was incorporated in April 2009. The independent directors believe that because Dr. Quay manages the Company on a day-to-day basis as Chief Executive Officer and President, his direct involvement in the Company’s operations makes him uniquely qualified to lead the Board in effective decision-making and to efficiently align the Company’s day-to-day operations with the Board’s objectives. In addition, to further foster effective independent oversight of the Company, the Board holds executive sessions of the independent directors of the Board at every meeting.

The Lead Independent Director’s responsibilities include: (a) presiding at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; (b) approving information sent to the Board; (c) approving the agenda and schedule for Board meetings so that there is sufficient time for discussion of all agenda items; (d) serving as a liaison between the Chairman of the Board and the independent directors; and (e) being available for consultation and communication with major stockholders upon request. The Lead Independent Director also has the authority to call executive sessions of the independent directors.

The Board believes that its programs for overseeing risks, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Risk Oversight

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding Company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying, and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks, including risks related to cybersecurity and information technology matters, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk as set forth below.

Board Committees

Our Board has a separately designated Audit Committee, Compensation Committee and Nominating and Governance Committee. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is comprised solely of independent directors, is empowered to retain outside advisors as it deems appropriate and regularly reports its activities to the full Board.

Audit Committee. The Audit Committee is comprised of Mr. Steinhart (Chairman), Mr. Finn, Mr. Remmel and Dr. Galli. The Audit Committee selects the Company’s independent registered public accounting firm, approves its compensation, oversees and evaluates the performance of the independent registered public accounting firm, oversees the accounting and financial reporting policies and internal control systems of the Company, reviews the Company’s interim and annual financial statements, independent registered public accounting firm reports and management letters and performs other duties, as specified in the Audit Committee Charter, a copy of which is available on the Company’s website at www.atossatherapeutics.com. Additionally, the Audit Committee is involved in the oversight of the Company’s risk management through its review of the Company’s practices relating to risk assessment and management, and in particular, its oversight of risks related to the Company’s financial statements and financial reporting process, compliance and information technology and cybersecurity. The Audit Committee met four times in fiscal 2025. All members of the Audit Committee satisfy the heightened independence standards under the Nasdaq listing rules and the rules and regulations established by the SEC applicable to directors serving on audit committees. The Board has determined that Mr. Steinhart qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit Committee are “financially literate” under Nasdaq listing rules.

Compensation Committee. The Compensation Committee is comprised of Mr. Remmel (Chairman), Mr. Steinhart and Dr. Galli. The Compensation Committee reviews and recommends the compensation arrangements for management or approves such arrangements if so directed by the Board, establishes and reviews general compensation policies, administers the Company’s equity compensation plans and reviews and recommends to the Board the compensation paid to non-employee directors for their service on the Board. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee may delegate authority to grant awards under our equity compensation plan to the Chief Executive Officer, but it has not historically done so. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. The Chief Executive Officer is not present when his compensation is evaluated. The Compensation Committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee engaged Aon Consulting Inc. (“Aon”) (the “Compensation Consultant”) in 2025 to provide advice regarding the amount and form of executive and director compensation. The Compensation Committee met five times in fiscal 2025. A copy of the Compensation Committee Charter is available on the Company’s website at www.atossatherapeutics.com. All members of the Compensation Committee satisfy the heightened independence standards under the Nasdaq listing rules and the rules and regulations established by the SEC applicable to directors serving on compensation committees.

Compensation Committee Interlocks

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Governance Committee. The Nominating and Governance Committee is comprised of Dr. Galli (Chairman), Dr. Cigler, Mr. Finn and Mr. Remmel. The Nominating and Governance Committee identifies and nominates candidates for election to the Board, establishes procedures under which stockholders may recommend a candidate for consideration for nomination as a director, annually reviews and evaluates the performance, size, structure, composition and functioning of the Board and periodically assesses and reviews the Company’s Principles of Corporate Governance and recommends any appropriate changes to the Board. The Nominating and Governance Committee met one time in fiscal 2025. A copy of the Nominating and Governance Committee Charter is available on our website at www.atossatherapeutics.com. All members of the Nominating and Governance Committee satisfy the independence standards under the Nasdaq listing rules.

EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions as of the date of this Proxy Statement are set forth in the following table. Biographical information for Dr. Quay is set forth above under Proposal No. 1 (Election of Directors).

Name	Age	Position
Executive Officers:
Steven C. Quay, M.D., Ph.D (1).	75	Chairman of the Board, President and Chief Executive Officer
Mark J. Daniel	50	Chief Financial Officer

(1) For Dr. Quay’s biographical information, see “Nominees and Incumbent Directors” above

Mark J. Daniel. Mr. Daniel has served as the Company’s Chief Financial Officer since October 2025. Mr. Daniel is a senior finance leader with more than 25 years of experience building the forecasting cadence, systems, and public-company discipline that support revenue scale in global life-science businesses. Most recently, from 2017 until 2025, Mr. Daniel served as Senior Vice President, Finance at Bruker Spatial Biology, Inc. (formerly Nanostring Technologies, Inc.), a provider of gene expression profiling and spatial multiomics solutions. From 2014 until 2016, Mr. Daniel served as Chief Financial Officer of Newyu, Inc. Mr. Daniel serves as an independent member of the Board of National Fiduciary Trust, Inc., a trust services company in the State of Washington. Mr. Daniel has more than 20 years of experience working at publicly listed companies (NASDAQ and LSE) with oversight responsibility for all areas of accounting, finance, tax, treasury and risk management for operations in the United States as well as Europe, Asia and South America. Mr. Daniel earned a B.S. degree in Business Administration, Accounting Emphasis from Washington State University.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock for (i) each of our directors and nominees, (ii) each of our “named executive officers,” as defined in the “Executive Compensation” section below and (iii) all of our current directors and executive officers as a group. As of March 1, 2026, there are no persons known to us to beneficially hold more than 5% of our outstanding common stock. The following information is presented as of March 1, 2026 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of common stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 1, 2026, as well as convertible preferred stock, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or convertible preferred stock, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise noted, the address of each person listed on the table is c/o Atossa Therapeutics, Inc., 1448 NW Market Street, Suite 500, Seattle, Washington 98107.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class (1)
Steven C. Quay, M.D., Ph.D.(2)	776,380	8.3%
Shu-Chih Chen, Ph.D.(3)	40,608	*
Tessa Cigler, M.D., M.P.H. (4)	15,972	*
Mark J. Daniel	—	—
Jonathan F. Finn, C.F.A.(5)	20,417	*
Stephen J. Galli, M.D.(6)	39,012	*
Heather Rees, CPA (inactive)(7)	—	—
H. Lawrence Remmel, Esq.(8)	681	*
Richard I. Steinhart(9)	38,884	*
All current executive officers and directors as a group (8 persons)(10)	930,470	9.8%

* Less than one percent.

(1)
Based on 8,611,361 shares of common stock issued and outstanding as of March 1, 2026.
(2)
Consists of (i) 927 shares of common stock directly owned by Dr. Quay, (ii) 1,484 shares of common stock owned by Ensisheim Partners LLC (“Ensisheim”), (iii) 773,817 shares of common stock issuable upon the exercise of stock options held by Dr. Quay and exercisable within 60 days of March 1, 2026 and (iv) 8 shares of Series B Convertible Preferred Stock convertible into 152 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.
(3)
Consists of (i) 1,484 shares of common stock owned by Ensisheim, (ii) 38,972 shares of common stock issuable upon the exercise of stock options held by Dr. Chen and exercisable within 60 days of March 1, 2026 and (iii) 8 shares of Series B Convertible Preferred Stock convertible into 152 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.
(4)
Consists of 15,972 shares of common stock issuable upon the exercise of stock options held by Dr. Cigler and exercisable within 60 days of March 1, 2026.
(5)
Consists of (i) 1,667 shares of common stock and (ii) 18,750 shares of common stock issuable upon the exercise of stock options held by Mr. Finn and exercisable within 60 days of March 1, 2026.
(6)
Consists of (i) 7 shares of common stock and (ii) 39,005 shares of common stock issuable upon the exercise of stock options held by Dr. Galli and exercisable within 60 days of March 1, 2026.
(7)
Ms. Rees stepped down as our Chief Financial Officer on October 14, 2025. Her stock options expired as of March 31, 2026.
(8)
Consists of 681 shares of common stock held by Mr. Remmel.
(9)
Consists of 38,884 shares of common stock issuable upon the exercise of stock options held by Mr. Steinhart and exercisable within 60 days of March 1, 2026.

(10)
Consists of (i) 4,766 shares of common stock, (ii) 925,400 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2026 and (iii) 8 shares of Series B Convertible Preferred Stock convertible into 304 shares of common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2025, we believe that our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except that, due to administrative delays in receiving EDGAR filer codes, one Form 4 to report a grant of stock options was filed late with respect to Mark J. Daniel.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Transactions with Related Parties

Other than compensation arrangements described below under the captions “Director Compensation” and “Executive Compensation,” since January 1, 2024, we have not been a party to any related party transactions within the meaning of the SEC rules.

Related-Party Transaction Review and Approval

Related party transactions that the Company is required to disclose publicly under the federal securities laws require prior approval by the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal stockholders (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities), executive officers and members of their immediate families. For these purposes, a “transaction” includes all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value. The Company’s policies and procedures regarding related party transactions are not part of a formal written policy, but rather, represent a course of practice determined to be appropriate by the Audit Committee. In determining to approve or ratify any such transaction, our Audit Committee is expected to take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION

Non-employee director compensation is generally reviewed and set annually at the Board meeting held in connection with the Annual Meeting of Stockholders. The non-employee directors of the Company received the following for service on the Board from May 2025 through May 2026:

•
upon joining the Board, an initial fee of $50,000 in cash;
•
an annual cash payment of $50,000 for each board member; and
•
an annual grant of options exercisable for 8,333 shares that vests quarterly over the one-year period following the date of grant, subject to continued service through each such date.

In addition to the above, annual compensation for service as the Lead Independent Director is $30,000 and annual compensation for service on the Audit Committee is $20,000 for the Chair and $15,000 for each committee member, paid in cash quarterly. Annual compensation for service on the Compensation Committee and Nominating and Governance Committee is $15,000 for the Chair and $10,000 for each committee member, paid in cash quarterly. The independent board members are also reimbursed on a case-by-case basis up to a pre-set amount for actual out of pocket expenses for graduate level course work in fields related to the business of the Company, though no such reimbursements were made with respect to 2025. The employee directors receive no compensation for their board service.

Pursuant to the policies of Pryor Cashman, the law firm of which Mr. Remmel is a partner, the compensation Mr. Remmel receives for his services as a director (other than expense reimbursement) is paid to the firm directly. All directors receive reimbursement for reasonable travel and other out of pocket expenses. The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Option Awards Dollar Amount(1)	Option Awards Number of Shares	All Other Compensation	Total	Outstanding Option Awards(2)
Shu-Chih Chen, Ph.D.	$37,500	$107,563	8,333	$—	$145,063	41,055
Tessa Cigler, M.D., M.P.H.	$45,000	$110,839	8,333	$—	$155,839	18,055
Jonathan F. Finn, C.F.A.	$56,250	$107,563	8,333	$—	$163,813	20,833
Stephen Galli, M.D.	$67,500	$107,563	8,333	$—	$175,063	41,088
H. Lawrence Remmel, Esq.(3)	$90,000	$107,405	8,333	$—	$197,405	41,034
Richard Steinhart	$60,000	$107,563	8,333	$—	$167,563	40,967

(1)
The value of the awards has been computed in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation (ASC 718). Assumptions used in the calculations for these amounts are included in the notes to our financial statements included in our Annual Report for the fiscal year ended December 31, 2025.
(2)
The shares reported in this column represent the aggregate number of option awards outstanding as of December 31, 2025.
(3)
The compensation Mr. Remmel receives for his services as a director in the form of an option grant is assigned to the Pryor Cashman law firm of which Mr. Remmel is a partner.

EXECUTIVE COMPENSATION

Remuneration of Officers

Our Compensation Committee is responsible for reviewing and evaluating key executive employee base salaries, setting goals and objectives for executive bonuses and administering benefit plans. The Compensation Committee provides advice and recommendations to our Board of Directors on such matters.

Summary Compensation Table

The following table sets forth the compensation earned by our Chairman, President and Chief Executive Officer, Dr. Quay, our Chief Financial Officer, Mr. Daniel and our former Chief Financial Officer, Ms. Rees (together, the “Named Executive Officers”) for fiscal years 2025 and 2024:

Name and Position		Year	Salary	Option Awards (1)	Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Steven C. Quay, M.D., Ph. D.	Chairman, President and	2025	$730,961	$1,482,695	$250,000	$39,200	$2,502,856
	Chief Executive Officer	2024	$705,910	$1,490,639	$529,433	$38,100	$2,764,082
Mark J. Daniel (4)	Chief Financial Officer	2025	$72,516	$456,109	$—	$7,864	$536,489
Heather Rees, CPA (Inactive) (5)	Former Chief Financial Officer	2025	$482,217	$415,918	$—	$83,589	$981,724
		2024	$402,487	$489,237	$219,850	$38,100	$1,149,674

(1)
The value of the option awards has been computed in accordance with ASC 718. Assumptions used in the calculations for these amounts are included in the notes to our financial statements included in our Annual Report for the fiscal year ended December 31, 2025.
(2)
Amounts represent the annual performance bonus.
(3)
Amounts represent the 401(k) match made by the Company on behalf of the Named Executive Officers and reimbursements under our wellness program and an internet stipend, and with respect to Ms. Rees, $44,539 in respect of severance payments and COBRA reimbursements made during 2025 in connection with her termination of employment.
(4)
Mr. Daniel joined the Company effective October 14, 2025.
(5)
Ms. Rees stepped down as our Chief Financial Officer on October 14, 2025.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding our outstanding equity awards at December 31, 2025 for the Named Executive Officers under the Company’s equity incentive plans:

Name		Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date
Steven C. Quay,	President and Chief	5/18/2016	211	—	$710.10	5/18/2026
M.D., Ph.D.	Executive Officer	5/24/2017	3,200	—	$84.60	5/24/2027
		5/17/2019	153,334	—	$20.40	5/17/2029
		4/9/2020	13,000	—	$22.20	4/9/2030
		5/15/2020	87,000	—	$22.20	5/15/2030
		5/14/2021	126,667	—	$43.50	5/14/2031
		2/24/2022	126,666	—	$18.75	2/24/2032
		3/2/2023	124,873	—	$10.80	3/2/2033
		6/27/2024	89,755	29,918	$15.75	6/27/2034
		5/15/2025	22,768	68,303	$14.85	5/15/2035
Mark J. Daniel (2)	Chief Financial Officer	10/14/2025	—	38,533	$15.45	10/14/2035
Heather Rees, CPA (Inactive) (3)	former Chief Financial Officer	4/9/2020	2,167	—	$22.20	3/31/2026
		7/3/2020	1,566	—	$47.70	3/31/2026
		5/14/2021	8,646	—	$43.50	3/31/2026
		8/11/2021	6,667	—	$47.70	3/31/2026
		5/13/2022	10,000	—	$13.95	3/31/2026
		6/12/2023	15,067	—	$13.80	3/31/2026
		6/27/2024	24,071	—	$15.75	3/31/2026
		5/15/2025	9,063	—	$14.85	3/31/2026

(1)
Except as set forth in footnote (2) below, options vest quarterly over two years from the date of grant.
(2)
Mr. Daniel's new hire grant vests with respect to 25% of the shares on the one-year anniversary of the date of grant and the remaining shares vest quarterly over the subsequent three years.
(3)
Ms. Rees terminated employment on November 15, 2025. Her vested shares remained exercisable until March 31,2026 and unvested shares were forfeited upon the termination date.

Equity Award Grant Practices

We do not have any program, plan or obligation that requires us to grant equity awards on specified dates. We also do not have any program, plan or practice to time award dates of stock option grants to our executive officers in coordination with the release of material nonpublic information and typically aim to make equity grants during an open trading window. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet special retention or performance objectives. During 2025, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity-based awards, including stock options, and the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, the Compensation Committee did grant stock option awards to one of our NEOs within the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report because the Compensation Committee granted a new hire award to Mr. Daniel on the same day the Company filed a Form 8-K announcing his appointment and the departure of Ms. Rees. The following information regarding such option grant is provided in accordance with SEC rules:

Name and Position	Grant Date	Number of Securities Underlying Award	Exercise Price	Grant Date Fair Value

Percentage Change in Closing Market Price of Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information

Mark J. Daniel	10/14/2025	38,533	$15.45	$456,109	0%

PAY VERSUS PERFORMANCE

As required by the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following specified disclosures regarding the relationship between the compensation actually paid to our executive officers and certain measures of financial performance. The following table reports the compensation of Dr. Steven C. Quay, our Chairman, President and CEO (our Principal Executive Officer, or “PEO”) and the average compensation of the other Named Executive Officers (our “Non-PEO NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to the SEC rules (referred to as “CAP”).

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Summary Compensation Table Total for Non-PEO NEOs (1)	Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss
2025	$2,502,856	$2,198,059	$759,107	$594,114	$12	*
2024	$2,764,082	$3,018,458	$1,149,674	$1,238,488	$79	$(25,504,000)
2023	$2,356,220	$2,653,763	$1,412,840	$715,616	$67	$(30,094,000)

*Note: 2025 information to come

(1)
Dr. Quay is our PEO for 2025, 2024 and 2023. Mr. Daniel and Ms. Rees, our Former Chief Financial Officer, are the Non-PEO NEOs for 2025. Ms. Rees is the only Non-PEO NEO for 2024. Kyle Guse, Former Chief Financial Officer, Greg Weaver, Former Chief Financial Officer, and Ms. Rees are the Non-PEO NEOs for 2023.
(2)
The table below shows the amount of CAP to our PEO, as computed in accordance with Item 402(v) of SEC regulation S-K. The dollar amounts reported do not reflect actual amount of compensation earned by or paid to our PEO during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our PEO. In accordance with SEC rules, these amounts reflect the “Total” compensation as set forth in the Summary Compensation Table for the applicable year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Summary Compensation Table Total for PEO	Equity Awards in SCT (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2025	$2,502,856	$(1,482,695)	$1,177,898	$2,198,059
2024	$2,764,082	$(1,490,639)	$1,745,015	$3,018,458
2023	$2,356,220	$(1,143,927)	$1,441,470	$2,653,763

(A)
Represents the amounts reported in the Option Awards column in the Summary Compensation Table (“SCT”) for the applicable year.
(B)
Represents the equity award adjustments (deductions and additions) for PEO equity awards for each applicable year calculated as follows:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in the Fair Value from Prior Fiscal Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2025	$1,015,137	$(63,742)	$260,011	$(33,508)	$1,177,898
2024	$1,418,914	$(8,325)	$370,608	$(36,182)	$1,745,015
2023	$1,093,739	$(15,321)	$428,413	$(65,361)	$1,441,470

(3)
The table below shows CAP for the Non-PEO NEOs, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to our Non-PEO NEOs during the applicable year, and the Compensation Committee did not consider CAP in making any executive compensation decisions with respect to our Non-PEO NEOs. In accordance with SEC rules, these amounts reflect the “Total” compensation as set forth in the Summary Compensation Table for the applicable year, on average, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Summary Compensation Table Total for Non-PEO NEOs	Equity Awards in SCT (A)	Equity Award Adjustments (B)	Compensation Actually Paid to Non-PEO NEOs
2025	$759,107	$(436,014)	$271,021	$594,114
2024	$1,149,674	$(489,237)	$578,051	$1,238,488
2023	$1,412,840	$(875,334)	$178,110	$715,616
(A)
Represents the average of the amounts reported in the Option Awards column in the Summary Compensation Table for the applicable year.
(B)
Represents the equity average award adjustments (deductions and additions) for our Non-PEO NEOs equity awards for the applicable year calculated as follows:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in the Fair Value from Prior Fiscal Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Prior Year End Fair Value for Equity Awards Granted in Prior Years that were Forfeited During the Year	Total Equity Award Adjustments
2025	$295,381	$—	$56,583	$8,477	$(89,420)	$271,021
2024	$466,599	$(2,558)	$119,271	$(5,261)	-	$578,051
2023	$113,935	$(536)	$76,474	$(8,675)	$(3,088)	$178,110
(4)
Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2022.

Description of Certain Relationships between Information Presented in the Pay versus Performance Table

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Net Loss*

*Note: 2025 information to come.

Employment Agreements

Employment Agreement with Steven C. Quay, M.D., Ph.D.

The Company entered into an employment agreement with Dr. Quay on September 27, 2010, to act as the Company’s Chief Executive Officer. The agreement provided for an initial base salary of $250,000, which was amended over the years and has been subsequently increased to $730,961 for 2025, with an annual target bonus of up to 60% of Dr. Quay’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2025 related to the advancement of the Company's (Z)-endoxifen program and included (1) obtaining U.S. Food and Drug Administration (“FDA”) feedback on potential accelerated pathways for (Z)-endoxifen in multiple settings, including risk reduction, adjuvant, and metastatic indications, (2) advancing clinical studies of (Z)-endoxifen for mammographic breast density and neoadjuvant treatment, (3) advancing (Z)-endoxifen manufacturing capabilities and supply sourcing, and initiation of drug stability studies, (4) initiating nonclinical toxicity studies for (Z)-endoxifen, (5)

evaluating the efficacy of (Z)-endoxifen in selected rare disease mouse models, and (6) achieving one or more specified stretch objectives.

On January 20, 2026, the Compensation Committee reviewed Dr. Quay’s performance against these objectives and determined that his 2025 performance was consistent with target achievement. In reaching this conclusion, the Compensation Committee considered progress made during the year across the Company’s regulatory, clinical, manufacturing, nonclinical, and exploratory rare disease initiatives, including progress in obtaining and assessing FDA feedback, advancing key clinical and development activities, and supporting longer-term pipeline opportunities. Based on this review, the Compensation Committee approved a payout at target, consisting of a $250,000 cash bonus and a restricted stock award with a grant-date value of $200,000. The Compensation Committee determined to deliver a significant portion of the award in equity to reinforce alignment with long-term stockholder value creation.

During the employment term, the Company will make available to Dr. Quay employee benefits provided to other key employees and officers of the Company. To the extent these benefits are based on length of service with the Company, Dr. Quay will receive full credit for prior service with the Company. Dr Quay is entitled to participation in health, hospitalization, disability, dental and other insurance plans that the Company may have in effect for other executives, all of which shall be paid for by the Company with contribution by Dr. Quay as set for the other executives, as and if appropriate.

Dr. Quay has also agreed that, for the period commencing on the date of his employment agreement with the Company and during the term of his employment and for a period of 12 months following termination of his employment with the Company that he will not compete with the Company in the United States. The employment agreement also contains provisions relating to confidential information and assignment of inventions, which require Dr. Quay to refrain from disclosing any proprietary information and to assign to the Company any inventions, or future products, research, or development, or which result from work they perform for the Company or using its facilities.

Employment Agreement with Mark Daniel

The Company entered into an employment agreement with Mr. Daniel on October 14, 2025, to act as the Company’s Chief Financial Officer. The agreement provides for an initial base salary of $415,900 and an annual target bonus of up to 40% of Mr. Daniel’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee, commencing with fiscal year 2026.

The employment agreement also provided for the grant of a stock option award with respect to 38,533 shares of the Company’s common stock, vesting 25% on October 14, 2026 and, with respect to the remaining 75% of the award, in equal quarterly installments over the subsequent three-year period, subject, in each case, to continued service on each such vesting date.

During the employment term, Mr. Daniel is entitled to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as those benefits are generally made available to other senior executives of the Company, in each case to the extent that he is eligible under the terms of such plans or programs.

In connection with his commencement of employment, Mr. Daniel also entered into the Company’s standard form of Development, Confidentiality, Nondisclosure and Noncompetition Agreement.

Employment Agreement with Heather Rees, CPA (inactive)

The Company was party to an employment agreement with Ms. Rees dated as of July 1, 2024, pursuant to which she was promoted to act as the Company’s Chief Financial Officer. The agreement provided for an initial base salary of $439,700, with an annual target bonus of up to 40% of Ms. Rees’ then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

During the employment term, Ms. Rees was entitled to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as those benefits are generally made available to other senior executives of the Company, in each case to the extent that she is eligible under the terms of such plans or programs.

In connection with her termination of employment, we entered into a separation agreement with Ms. Rees (the “Rees Agreement”) in exchange for a release of claims and her continued compliance with certain restrictive covenants, which provided for her continued employment following the appointment of Mr. Daniel to assist with certain transitional duties until November 15, 2025, and, thereafter, severance payments equal to nine months of base salary and continued payment of the employer portion of premiums under COBRA.

Severance Benefits and Change in Control Arrangements

The Company has agreed to provide the severance benefits and change in control arrangements described below to its named executive officers.

Dr. Steven C. Quay, M.D. Ph.D.

Pursuant to his employment agreement, if (i) the Company terminates the employment of Dr. Quay without cause, or (ii) Dr. Quay terminates his employment for good reason, then Dr. Quay will be entitled to receive all accrued but unpaid compensation including pro-rated bonus, plus, subject to Dr. Quay’s execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants, a severance payment equal to 12 months of base salary and the vesting of all shares of common stock underlying unvested options then held by Dr. Quay will accelerate, and the options will remain exercisable for the remainder of their terms. The cash severance payment is required to be paid in substantially equal installments over a period of six months beginning on the Company’s first payroll date that occurs following the 30th day after the effective date of termination of Dr. Quay’s employment, subject to certain conditions. The Company will not be required, however, to pay any severance pay for any period following the termination date if Dr. Quay materially violates certain provisions of his employment agreement and the violation is not cured within 30 days following receipt of written notice from the Company containing a description of the violation and a demand for immediate cure.

In addition, under the terms of his employment agreement, in the event of a “change in control” of the Company (as defined in the employment agreement) during Dr. Quay’s employment term, Dr. Quay will be entitled to receive a one-time payment equal to 2.9 times his base salary, and the vesting of all outstanding equity awards then held by Dr. Quay will accelerate such that they are fully vested as of the date of the change in control.

Mark Daniel

Pursuant to his employment agreement, (i) if Mr. Daniel terminates employment due to death or disability, he will be entitled to receive, in addition to accrued benefits, a pro rata portion of the actual bonus that would have been earned for the year of termination, based on the days employed during such year, payable on the date when bonuses are otherwise paid to Company employees, and (ii) if the Company terminates the employment of Mr. Daniel without Cause or Mr. Daniel terminates his employment for Good Reason, in either event not within 30 days before or 12 months after a Change in Control (with “Cause,” “Good Reason,” and “Change in Control” each as defined in the employment agreement), he will be entitled to receive, in addition to accrued benefits, subject to his execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants, (a) payment of 50% of his base salary over six months and (b) up to six months of COBRA benefits.

In addition, under the terms of the employment agreement, in the event of a termination without Cause or for Good Reason within the period 30 days prior to or within 12 months after a Change in Control of the Company, Mr. Daniel will be entitled to receive, in addition to accrued benefits and subject to his execution and non-revocation of a release of claims in favor of the Company and continued compliance with certain restrictive covenants, (a) a pro rata portion of the actual bonus that would have been earned for the year of termination, based on the days employed during such year, payable on the date when bonuses are otherwise paid to Company employees, (b) a one-time payment equal to 1.0 times his base salary plus target annual bonus, payable in a lump sum, (c) acceleration of the vesting of all outstanding equity awards then held by Mr. Daniel, and (d) up to twelve months of COBRA benefits.

Heather Rees, CPA (inactive)

Pursuant to the Rees Agreement, in exchange for a release of claims and continued compliance with certain restrictive covenants, she will receive payment of nine months of her base salary over the nine month period following her termination of employment and, subject to her timely election of continuation of group health coverage under the Company’s group health plan pursuant to COBRA, the Company will continue to pay the employer portion of the premiums required for such coverage for a period of nine months.

Other Benefits

The Company offers health, dental, disability and life insurance to its full-time employees. A 401(k) Plan with matching up to 4% of salary is also offered to its full and part-time employees.

Insider Trading Policy and Prohibition on Hedging and Pledging

We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers and employees, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards.

Under our insider trading policies and procedures, our directors, officers and certain employees are prohibited from (i) engaging in short sales, (ii) buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities, (iii) using the Company’s securities as collateral in a margin account, (iv) unless approved by the Audit Committee, pledging Company securities as collateral for a loan (or modifying an existing pledge) and (v) short-term trading (generally defined as selling Company securities within six months following a purchase).

Incentive Compensation Clawback Policy

We have adopted an Incentive Compensation Clawback Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2025, regarding the Company’s equity incentive plans, as well as other stock options and warrants previously issued by the Company as compensation for services.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	1,565,272	$21.86	679,463
Equity compensation plans not approved by security holders
Total	1,565,272	$21.86	679,463

REPORT OF THE AUDIT COMMITTEE

No member of the Audit Committee is a professional accountant or auditor. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent auditor the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of management’s evaluation of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality and the acceptability of the Company’s financial reporting and discussed with the auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received from the independent auditor the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of its audit. The Audit Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the Company's quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

Richard I. Steinhart, Chairman

Jonathan F. Finn, C.F.A.

Stephen J. Galli, M.D.

H. Lawrence Remmel, Esq.

GENERAL INFORMATION

“About the Meeting - What do I need to do to virtually attend the Annual Meeting via live audio webcast?”

In order to attend and participate in the Annual Meeting live via the Internet, you must register at https://web.viewproxy.com/AtossaTherapeutics/2026 by 11:59 P.M. Eastern Time on May 5, 2026. If you are a registered holder, you must register using the Virtual Control Number included in your proxy card which will be mailed on or about March __, 2026 to stockholders of record at the close of business on the Record Date, March 19, 2026. If you hold your shares beneficially through a bank, broker or other financial institution, you must provide a legal proxy from your bank, broker or other financial institution during registration and you will be assigned a Virtual Control Number in order to attend and vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to virtually attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/AtossaTherapeutics/2026.

“About the Meeting – Meeting Conduct”

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 9:00 A.M. Pacific Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please refer to the contact information below. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

“About the Meeting – Who do I contact if I am having technical problems voting or attending the meeting?”

If you have any questions about attending the virtual meeting, or otherwise require technical assistance prior to or during the meeting, please contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxies named in the enclosed proxy card to vote the shares they represent in their discretion. In order for any stockholder to nominate a candidate for director election or to submit a proposal for other business to be acted upon at any given annual meeting of stockholders, he or she must provide timely written notice to our Corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals intended to be included in the proxy statement for the 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary at the address set forth below no later than the close of business (6:00 p.m. Pacific Time) on November __, 2026. The form and substance of such proposals must satisfy the requirements established by the SEC, including Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Additionally, stockholders who intend to present a stockholder proposal, other than pursuant to Rule 14a-8 under the Exchange Act, or nominate director nominees for election at the 2027 Annual Meeting of Stockholders must provide the Corporate Secretary with written notice of the proposal or nomination in accordance with our Bylaws. Such notice must be received by the Corporate Secretary at the address set forth below not later the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary date of the Annual Meeting; provided, however, that if the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the Annual Meeting, then stockholders must provide notice not later than the close of business on the later of the 90th day prior to the scheduled date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary not earlier than January 7, 2027 and not later than the close of business (6:00 p.m. Pacific Time) on February 6, 2027. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 of the Exchange Act in support of nominees submitted under these advance notice provisions for the 2027 Annual Meeting of Stockholders must provide the notice required under Rule 14a-19 of the Exchange Act to our Corporate Secretary in writing not later than the close of business (6:00 p.m. Pacific Time) on March 8, 2027.

Notice must be tendered in the proper form prescribed by our Bylaws. Proposals or nominations not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including our audited financial statements, accompanies this Proxy Statement. We will provide a copy of our Annual Report on Form 10-K, free of charge, upon the written or oral request of a stockholder. Please send a written request to our Corporate Secretary at the address set forth below or call the number below. Copies of these materials are also available online through the SEC at www.sec.gov.

The Company may satisfy SEC rules regarding delivery of proxy materials by delivering a single copy of the proxy materials, including the Proxy Statement and Annual Report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one copy of the proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We will deliver promptly upon written or oral request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Corporate Secretary at 1448 NW Market Street, Suite 500, Seattle, Washington 98107 or by telephone at (866) 893-4927. If your stock is held through a brokerage firm, bank or other financial institution and you prefer to receive separate copies of the proxy materials, or if you received multiple copies of these materials and would prefer to receive a single copy, either now or in the future, please contact your brokerage firm, bank or other financial institution.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ATOSSA THERAPEUTICS, INC.

Atossa Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the current name of the Corporation is Atossa Therapeutics, Inc., and the Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on April 30, 2009 under the name Atossa Genetics Inc.

SECOND: That the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 8, 2012 (as subsequently amended, the “Certificate of Incorporation”).

THIRD: That pursuant to and in accordance with Section 242 of the DGCL, this Certificate of Amendment hereby further amends the provisions of the Certificate of Incorporation as follows:

Article IV is hereby amended to delete Section C of such article in its entirety and to substitute in its place the following:

“C. REVERSE STOCK SPLIT

Effective as of 12:01 A.M. Eastern Time on _____ (the “Effective Time”), each _____ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

FOURTH: This Certificate of Amendment to the Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors (the “Board”) and stockholders in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective as of 12:01 A.M. Eastern Time on _____.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by Steven C. Quay, M.D., Ph.D., its Chairman of the Board, President and Chief Executive Officer, this _____ day of _____.

ATOSSA THERAPEUTICS, INC.

By:

Name: Steven C. Quay, M.D., Ph.D.

Title: Chairman of the Board, President and Chief Executive Officer

.

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

Atossa THERAPEUTICS

PROXY VOTING INSTRUCTIONS

Vote During the Meeting:
To attend and/or participate in the meeting online, you must register by 11:59 p.m. Eastern Time on May 5, 2026 at https://web.viewproxy.com/AtossaTherapeutics/2026

CONTROL NUMBER

NAME & ADDRESS HERE

As a stockholder of Atossa Therapeutics, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card by mail. Your electronic or telephonic vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on May 6, 2026. You can also vote during the meeting.

ATOSSA THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 7, 2026 AT 9:00 a.m. PACIFIC TIME
For stockholders of record as of March 19, 2026

The undersigned stockholder(s) hereby appoint(s) Steven C. Quay, M.D., Ph.D., and Mark Daniel (the "Named Proxies"), each as proxies and attorneys-in-fact, with the power to act without the other and with the power to appoint his substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of Atossa Therapeutics, Inc., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via the Internet at 9:00 a.m. Pacific Time on May 7, 2026 and at any adjournments or postponements thereof. The Named Proxies are authorized to vote in their discretion upon such other matters that may properly come before the meeting or any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Named Proxies cannot vote your shares unless you sign and return this card.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

Signature ______________________________

Date ______________________________

Joint Owners:
Signature (and title if applicable) ______________________

Date ______________________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

The Annual Report, Proxy Statement and the Notice of Annual Meeting are available at:
https://web.viewproxy.com/AtossaTherapeutics/2026

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you sign the card, but do not specify your choices, your shares will be voted FOR all director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Please mark your votes like this ☒

Proposal 1. Election of Class II Director Nominees: To be elected for terms expiring in 2029.

CLASS II DIRECTOR NOMINEES:	FOR	WITHHOLD
(1) Stephen J. Galli, M.D.	☐	☐
(2) Richard I. Steinhart	☐	☐
(3) Tessa Cigler, M.D., M.P.H.	☐	☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

ATOSSA THERAPEUTICS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY JUNE 27, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The stockholder(s) hereby appoint(s) Steven C. Quay, M.D., Ph.D. and Heather Rees, each as proxies and attorneys-in-fact, with the power to act without the other and with the power to appoint his or her substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of Atossa Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via the internet at 6:00 A.M. Pacific Time on June 27, 2024 and at any adjournment or postponement thereof. In order to virtually attend the meeting, you must register at http://viewproxy.com/AtossaTherapeutics/2024/htype.asp by 11:59 P.M. Eastern Time on June 24, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF (INCLUDING, IF APPLICABLE, ON A MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNAVAILABLE FOR ELECTION, UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). (Continued, and to be marked, dated and signed, on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 27, 2024 The Notice, 2024 Proxy Statement, and Annual Report are available at: http://www.viewproxy.com/AtossaTherapeutics/2024
The Board of Directors recommends you vote FOR all director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, and 5. Proposal 1. Elect Class III Directors: To be elected for terms expiring in 2027. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE  Class III Nominees: 01 Shu-Chih Chen, Ph.D. 02 H. Lawrence Remmel, Esq.  FOR ALL NOMINEES  WITHHOLD AUTHORITY FOR ALL NOMINEES  FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW) Instructions: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) for which you wish to withhold authority below. Proposal 2. Ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.  VOTE FOR  VOTE AGAINST  ABSTAIN Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box)  VIRTUAL CONTROL NUMBER Proposal 3. Approval of an amendment and restatement of the Company’s 2020 Stock Incentive Plan, as amended, to increase the shares available for issuance by 12,000,000 shares and to extend the term thereof.  VOTE FOR  VOTE AGAINST  ABSTAIN Proposal 4. Approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 175,000,000 to 350,000,000.  VOTE FOR  VOTE AGAINST  ABSTAIN Proposal 5. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.  VOTE FOR  VOTE AGAINST  ABSTAIN NOTE: To transact such other business as may properly come before the meeting or any postponements or adjournments thereof. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED PRE- PAID ENVELOPE. Dated: Signature(s) of Stockholder(s) Title Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/ATOS Have your proxy card available when you access the above website. Follow the prompts to vote your shares.  TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402- 3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY